Filed Pursuant to Rule 497(e)
                                              Registration File No.:  333-17217

                                EQ ADVISORS TRUST

SUPPLEMENT DATED NOVEMBER 6, 1998 TO THE PROSPECTUS DATED MAY 1, 1998

This Supplement updates certain information contained in the above-dated Prospectus of EQ Advisors Trust ("Trust") regarding the Morgan Stanley Emerging Markets Equity Portfolio. You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

The information provided below should replace that located in the section entitled "Management of the Trust" and under the sub-section entitled "The Advisers," with respect to the portfolio managers for Morgan Stanley Asset Management Inc. ("MSAM"):

     Robert L. Meyer and Andy Skov share primary responsibility for managing the assets of the Morgan Stanley Emerging Markets Equity Portfolio, which includes investment decisions made on behalf of the Portfolio. Mr. Meyer has shared primary responsibility for managing the Portfolio's assets since September 1997. Since October 1998, Mr. Skov also became responsible for managing the Portfolio's assets. Mr. Meyer joined MSAM in 1989 and is a Managing Director of MSAM and Morgan Stanley & Co. Incorporated ("Morgan Stanley"), a co-manager of MSAM's emerging markets group and head of MSAM's Latin American equity investment group. Prior to joining MSAM's Latin American Group, Mr. Meyer worked in MSAM's U.S. Equity Group. Mr. Skov joined MSAM in 1994 as a Portfolio Manager. Currently, Mr. Skov is a Principal of MSAM and of Morgan Stanley. Prior to joining MSAM, Mr. Skov worked in the Latin America group at Bankers Trust.